UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05506

College and University Facility Loan Trust Two
(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

James Byrnes U.S. Bank Corporate Trust Services One Federal Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 603-6442

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2006 – November 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

College and University
Facility Loan Trust Two

Financial Statements
November 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To U.S. Bank, Owner Trustee, The Bank of New York, Bond Trustee, and
the Certificateholders of College and University Facility Loan Trust Two

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust Two (the “Trust”), including the schedule of investments, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Trust is accounting for its investments under the amortized cost method of accounting, with its loan investments adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $11,937,000 and $12,489,000 in the recorded value of the investments and an increase in unrealized appreciation of investments of approximately $11,937,000 and $12,489,000 as of November 30, 2007 and November 30, 2006, respectively.

In our opinion, except for the effect on the 2007 and 2006 financial statements of accounting for investments under the amortized cost method of accounting as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust Two as of November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 29, 2008

College and University
Facility Loan Trust Two

Statement of Assets and Liabilities

November 30,	2007

Assets:

Investments, at amortized cost, net of allowance for loan losses of $832,376 (Notes 1, 2, 6, 7 and 8, and Schedule of Investments)	$51,014,575
Cash	237,717
Interest receivable	445,109
Loans receivable (Note 2)	131,000
Deferred bond issuance costs (Note 2)	125,680

Total assets	51,954,081

Liabilities:

Bonds payable, net of unamortized discount (Notes 3 and 8)	41,011,137
Bond interest payable (Note 3)	996,011
Accrued expenses and other liabilities	176,757
Distribution payable to Class B certificateholders (Note 5)	1,036,613

Total liabilities	43,220,518

Net Assets:

Class B certificates, par value $1 - authorized, issued and outstanding - 1,763,800 certificates (Note 5)	1,763,800
Distributions in excess of tax earnings (Note 2)	(1,459,283)
Additional paid-in capital (Note 2)	8,429,046

Total net assets	$8,733,563

Net asset value per Class B certificate (based on 1,763,800 certificates outstanding)	$4.95

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two

Statement of Operations

Year ended November 30,	2007

Investment income:
Interest income (Note 2)	$5,516,007

Expenses:
Interest expense (Notes 2 and 3)	4,079,249
Servicer fees (Note 4)	51,299
Trustee fees (Note 4)	39,753
Other trust and bond administration expenses	273,826

Total expenses	4,444,127

Net investment income	1,071,880

Reduction in reserve for loan loss (Note 6)	100,000

Net increase in net assets resulting from operations	$1,171,880

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two

Statement of Cash Flows

Year ended November 30,	2007

Cash flows from operating activities:
Interest received	$2,414,327
Interest paid	(2,234,715)
Operating expenses paid	(356,364)
Net decrease in funds held under investment agreements	3,203,682
Principal payments on Loans	8,918,846

Net cash provided by operating activities	11,945,776

Cash flows from financing activities:
Principal repayments on Bonds	(9,099,722)
Distributions to Class B certificateholders	(2,658,337)

Net cash used in financing activities	(11,758,059)

Net increase in cash	187,717

Cash, beginning of year	50,000

Cash, end of year	$237,717

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities:
Net increase in net assets resulting from operations	$1,171,880
Provision for loan loss	(100,000)
Decrease in interest receivable	88,957
Increase in accrued expenses and other liabilities	8,514
Decrease in Bond interest payable	(181,995)
Decrease in investment contracts	3,203,682
Decrease in loan principal balance	8,918,846
Amortization of original issue discount on Bonds	1,996,096
Amortization of purchase discount on Loans	(3,190,637)
Amortization of deferred Bond issuance costs	30,433

Net cash provided by operating activities	$11,945,776

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two

Statement of Changes in Net Assets

Years ended November 30,	2007	2006

From operations:
Net investment income	$1,071,880	$1,322,848
Reduction in reserve for loan loss	100,000	500,000

Net increase in net assets applicable to Class B certificateholders resulting from operations	1,171,880	1,822,848

Capital certificate transactions:
Distributions to Class B certificateholders (Note 5)	(1,655,782)	(3,595,335)

Net decrease in net assets	(483,902)	(1,772,487)

Net assets:
Beginning of year	9,217,465	10,989,952

End of year	$8,733,563	$9,217,465

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two

Financial Highlights

Years ended November 30,	2007		2006		2005		2004		2003

Net asset value, beginning of year	$5.23		$6.23		$5.97		$6.87		$7.64

Net investment income	.61		.75		.70		1.20		1.04

Provision for loan loss	.05		.28		—		—		—

Distribution to Class B certificateholders:
As tax return of capital	(0.94)		(2.03)		(.44)		(2.10)		(1.81)

Net asset value, end of year	$4.95		$5.23		$6.23		$5.97		$6.87

Total investment return(a)	N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B certificates, end of year	$8,733,563		$9,217,465		$10,989,952		$10,525,419		$12,112,066

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B certificates	49.51	%(b)	52.81	%(b)	54.60	%(b)	71.19	%(b)	66.77	%(b)

Ratio of net investment income to average net assets applicable to Class B certificates	11.94%		13.09%		11.54%		18.67%		14.37%

Number of Class B certificates outstanding, end of year	1,763,800		1,763,800		1,763,800		1,763,800		1,763,800

(a)       The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the market value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. In addition, as the Trust’s investments are not traded, management believes that no meaningful information can be provided regarding portfolio turnover.

(b)                     Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 4.07%, 3.76%, 3.58%, 3.89% and 3.26% in 2007, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two

Notes to Financial Statements

1.                          Organization and Business

College and University Facility Loan Trust Two (the Trust) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by the Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by US Bank (successor Owner Trustee), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on May 12, 1988 (the Closing Date) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the Loans) to various postsecondary educational institutions and funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.77 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment contracts (Note 2) as specified in the Indenture.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense and Liquidity Funds are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the maximum principal distribution amount, after which any residual amounts are paid to the certificateholders, as discussed in Note 5.

On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans. In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.

2.                          Summary of Significant Accounting Policies

(a)                      College and University Facility Loans

The Loans were purchased and recorded at a discount below par. Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans, included in investments in the accompanying statement of assets and liabilities, are being accounted for under the amortized cost method of accounting, net of any allowance for loan loss. Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan. When a Loan prepays, the remaining discount is recognized as interest income. The remaining balance of the purchase discount on the Loans as of November 30, 2007 was approximately $16,368,000. As a result of prepayments of Loans in the year ended November 30, 2007, additional interest income of approximately $266,000 was recognized.

The Trust’s policy is to discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans that management believes the collection of interest and principal is doubtful. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2007, no loans have been placed on nonaccrual status.

Accounting principles generally accepted in the United States of America (GAAP), requires that the Loans be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting net of any allowance for loan loss best serves the informational needs of the users of the Trust’s financial statements.

(b)                     Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two investment agreements issued by JP Morgan Chase Bank, bearing fixed rates of interest of 7.05% and 7.75%. These investments may take the form of repurchase agreements (the underlying collateral of which shall be as to form and substance acceptable to each nationally recognized statistical rating agency that rates the Bonds), time deposits or other lawful investments at JP Morgan Chase Bank’s option. These investments are carried at amortized cost. These investment agreements terminate on the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full.

GAAP requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements.

(c)                      Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

(d)                     Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. When Loan prepayments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurred, so that the future effective interest rate remains unchanged.

(e)                      Presentation of Capital Distributions

Capital distributions are accounted for in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 93-2, “Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies.”  SOP 93-2 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

In accordance with SOP 93-2, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid-in-capital. The total reclassification was $715,835 as of November 30, 2007. This reclassification has no impact on the net investment income or net assets of the Trust.

The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses and the accretion of purchase discount on the Loans. Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

On December 1, 2007 and June 1, 2007, distributions of $0.59 and $0.35 per certificate were declared and paid to certificateholders of record on November 20, 2007 and May 20, 2007.

The tax character of distributions paid were as follows:

Years ended November 30,	2007	2006

Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
Return of capital	1,655,782	3,595,355

Total distributions	$1,655,782	$3,559,355

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax earnings	$(1,459,283)
Undistributed long-term gain	—
Unrealized appreciation	—

$(1,459,283)

The distributions in excess of tax earnings consists of allowance for loan losses of $832,376 and book to tax differences in the amortization of the original issue discount on the Bonds of $626,907 which will reverse in future years causing a reduction in taxable ordinary income.

(f)                        Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions.

(g)                     Loans Receivable

On the Statement of Assets and Liabilities, the investment balances in three loans, that have matured, were reclassified from Investments to Loans receivable as the final principal payments were not received as of November 30, 2007.

3.                          Bonds

The Bonds outstanding at November 30, 2007 consist of the following:

			Outstanding	Unamortized	Carrying
	Interest	Stated	Principal	Discount	Amount
Type	Rate	Maturity	(000’s)	(000’s)	(000’s)

Sequential	4.00%	June 1, 2018	$49,801	$8,790	$41,011

Interest on the Bonds is payable semiannually. On December 1, 2007, the Trust made a principal payment of $4,224,815 on the Bonds.

Principal payments on the Bonds will be made prior to the respective stated maturities on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount, as defined within the Indenture. These principal payments will be applied to each class of Bonds in the order of their stated maturities, so that no payment of principal will be made on the Bonds of any class until all Bonds having an earlier stated maturity have been paid in full.

The estimated aggregate principal payments on the Bonds at November 30, 2007 after taking into consideration actual Loan prepayments, Defaulted Loans and the Maximum Principal Distribution Amount, as defined in the Indenture, are as follows:

Amount
Fiscal Year	(000’s)

2008	$6,519
2009	6,178
2010	5,835
2011	5,388
2012	5,325
Thereafter	20,556

Total	$49,801

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event of negative cash flows, a Liquidity Fund has been established and maintained such that, on or before such payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. The original issue discount is being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, loan prepayments have the effect of accelerating bond payments. When Bond payments occur sooner than estimated payments, a portion of the original issue discount is expensed in the year of prepayment, so that the future effective interest rate on the Bonds remains unchanged.

4.                          Administrative Agreements

(a)                      Servicer

As compensation for the services provided under the servicing agreement, Capmark Finance, Inc., formerly GMAC Commercial Mortgage, receives a servicing fee. The fee is earned each date payments are received on each Loan and is equal to 0.075 of 1% of the outstanding principal balance of each Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2007, this fee totaled $51,299.

(b)                     Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

•                  The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, earned fees of $12,500 and $15,000, respectively, and out-of-pocket expense of $1,000 for the year ended November 30, 2007.

•                  The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses. For the year ended November 30, 2007, total Bond Trustee fees and related expenses amounted to $11,253.

5.                          Certificates

Holders of each of the Class B certificates receive amounts paid to the Owner Trustee pursuant to the Declaration of Trust on a pro rata basis. On December 1, 2007, a distribution of $1,036,613 was made to the Class B certificateholders. This payment is reflected as a liability in the accompanying statement of assets and liabilities.

While the Bonds are outstanding, distributions to the Class B certificateholders are made on the second business day in each June and December (the Distribution Date) and, after the Bonds are paid in full, on the first business day of each calendar month. The certificateholders shall each be entitled to one vote per certificate.

6.                          Allowance For Loan Losses

An analysis of the allowance for loan losses for the year ended November 30, 2007 is summarized as follows:

Balance, beginning of year	$932,376
Reduction in reserve for loan losses	100,000
Charge-offs	—

Balance, end of year	$832,376

At November 30, 2007, there were no recorded investments in loans that are considered to be impaired. See Note 2(a) for a discussion of the Trust’s impaired loan accounting policy.

7.                          Loans

Scheduled principal and interest payments on the Loans as of November 30, 2007, excluding payments for Loans in Default, as defined in the Indenture, are as follows:

	Principal	Interest
	Payments	Payments	Total
Fiscal year	(000’s)	(000’s)	(000’s)

2008	$7,321	$1,874	$9,195
2009	7,080	1,646	8,726
2010	6,512	1,426	7,938
2011	6,344	1,223	7,567
2012	5,966	1,021	6,987
Thereafter	27,589	3,347	30,936

Total	$60,812	$10,537	$71,349

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest on the Loans may vary significantly from the scheduled payments. As of November 30, 2007, there were no Loans in Default.

The following analysis summarizes the stratification of the Loan portfolio by type of collateral and institution as of November 30, 2007.

		Amortized
	Number	Cost
Type of Collateral	of Loans	(000’s)%

Loans secured by a first mortgage	95	$29,437	66.2%

Loans not secured by a first mortgage	30	15,006	33.8

Total Loans	125	$44,443	100.0%

		Amortized
	Number	Cost
Type of Institution	of Loans	(000’s)%

Private	99	$29,026	65.3%

Public	26	15,417	34.7

Total Loans	125	$44,443	100.0%

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and the diversity of program offerings.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8.                          Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to independent markets or to other fair value information. Accordingly, the fair value information presented below does not purport to represent, and should not be construed to represent, the underlying market value of the Trust’s net assets or the amounts that would result from the sale or settlement of the related financial instruments. Further, as the assumptions inherent in fair value estimates change, the fair value estimates will change.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its financial instruments both Loans and Bonds using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these items for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these Loans is not subject to estimate.

Similarly, the fair values of the Trust’s investment agreements also exceed the carrying values of these investments. The fair values of these long-term fix-maturity investments are determined by adding a market rate adjustment to the carrying value of the investment. This market rate adjustment is calculated using the net present value of the difference between future interest income to the trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate is based upon the 20 year Treasury bill rate at November 30, 2007. As the current market interest rate approaches the original interest rate of the investment, the fair value of the investment approaches the carrying value.

The estimated fair value of each category of the Trust’s financial instruments and the related book value presented in the accompanying statement of assets and liabilities as of November 30, 2007 is as follows:

	Amortized
	Cost		Fair Value
	(000’s)		(000’s)

Loans	$43,611	*	$54,817

Investment Agreements:
Revenue Fund	6,312		6,838
Liquidity Fund	1,092		1,297

	$51,015		$62,952

Bonds payable	$41,011		$48,604

*Net of allowance for loan losses of $832,376.

9.                          New Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on its financial statement disclosures.

In July 2006, the FASB released Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

November 30, 2007

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)

	COLLEGE AND UNIVERSITY LOANS (85.5%)
	ALABAMA
$1,190	Alabama Agricultural and Mechanical University	3.000	05/01/2018	10.27	$850
1,455	Auburn University	3.000	12/01/2018	9.16	1,046
30	Huntingdon College	3.000	10/01/2008	10.60	28
220	University of Alabama in Birmingham	3.000	11/01/2008	7.97	209
	CALIFORNIA
121	Azusa Pacific University	3.750	04/01/2015	10.88	94
575	California State University	3.000	11/01/2013	8.93	474
1,723	California State University	3.000	11/01/2019	8.99	1,230
319	Lassen Junior College District	3.000	04/01/2020	10.27	215
184	Occidental College	3.000	10/01/2019	10.41	122
1,050	University Student Co-Operative Association	3.000	04/01/2019	10.70	708
100	West Valley College	3.000	04/01/2009	10.50	93
	COLORADO
220	Regis College (Denver)	3.000	11/01/2012	10.47	178
	DELAWARE
99	Wesley College	3.375	05/01/2013	10.88	83
444	University of Delaware	3.000	12/01/2018	8.81	323
	FLORIDA
41	Florida Institute of Technology	3.000	11/01/2009	10.53	37
1,155	University of Florida	3.000	07/01/2014	10.15	883
	GEORGIA
79	Emmanuel College	3.000	11/01/2013	10.45	62
70	LaGrange College	3.000	03/01/2009	11.06	64
238	Mercer University	3.000	05/01/2014	10.58	187
325	Morehouse College	3.000	07/01/2010	10.50	279
544	Paine College	3.000	10/01/2016	10.45	391
	ILLINOIS
490	Concordia College	3.000	05/01/2019	10.65	331
750	Sangamon State University	3.000	11/01/2018	10.12	536
	INDIANA
116	Taylor University	3.000	10/01/2012	10.50	94
386	Taylor University	3.000	10/01/2013	10.49	304
2,800	Vincennes University	3.000	06/01/2023	9.02	1,819
	IOWA
186	Simpson College	3.000	07/01/2016	10.58	132
	KENTUCKY
111	Georgetown College	3.000	12/01/2008	10.04	102
270	Georgetown College	3.000	12/01/2009	10.05	241
137	Transylvania University	3.000	11/01/2010	10.51	119
	MARYLAND
147	Hood College	3.625	11/01/2014	10.54	116
1,163	Morgan State University	3.000	11/01/2014	10.56	900

The accompanying notes are an integral part of the schedule.

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)

	MASSACHUSETTS
$185	Hampshire College	3.000	07/01/2013	10.75	$145
693	Hampshire College	3.000	02/01/2014	10.70	539
105	Brandeis University	3.000	11/01/2011	10.64	90
460	College of the Holy Cross	3.625	10/01/2013	10.60	373
1,919	Northeastern University	3.000	05/01/2018	10.53	1,340
213	Springfield College	3.500	05/01/2013	10.67	179
1,630	Tufts University	3.000	10/01/2021	10.39	1,027
405	Wheaton College	3.500	04/01/2013	10.70	331
	MICHIGAN
18	Albion College	3.000	10/01/2009	10.56	17
	MINNESOTA
114	College of Saint Thomas	3.000	11/01/2009	10.53	102
375	College of Santa Fe	3.000	10/01/2018	10.43	259
300	MacAlester College	3.000	05/01/2020	10.46	200
	MISSISSIPPI
869	Hinds Junior College	3.000	04/01/2013	10.42	725
408	Millsaps College	3.000	11/01/2021	10.34	259
1,100	Mississippi State University	3.000	12/01/2020	9.64	735
	MISSOURI
147	Drury College	3.000	04/01/2015	10.63	112
146	Drury College	3.000	10/01/2010	10.75	128
	MONTANA
186	Carroll College	3.750	06/01/2014	10.46	144
107	Carroll College	3.000	06/01/2018	10.15	74
	NEW HAMPSHIRE
93	New England College	3.000	04/01/2016	10.77	68
	NEW JERSEY
1,020	Fairleigh Dickinson University	3.000	11/01/2017	10.39	715
350	Newark Beth Israel Hospital	3.625	01/01/2014	11.06	274
860	Rider College	3.625	11/01/2013	10.42	692
272	Rider College	3.000	05/01/2017	10.70	195
410	Rutgers, The State University	3.750	05/01/2016	9.19	329
	NEW YORK
365	Daemen College	3.000	04/01/2016	10.77	267
696	D’Youville College	3.000	04/01/2018	10.90	480
856	Hofstra University	3.000	11/01/2012	10.61	705
164	Long Island University	3.000	11/01/2009	10.69	149
290	Long Island University	3.625	06/01/2014	10.49	223
419	Memorial Hospital for Cancer and Allied Diseases	3.375	04/01/2012	10.68	356
109	Utica College	3.000	11/01/2009	10.53	98

The accompanying notes are an integral part of the schedule.

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)

	NORTH CAROLINA
$49	Catawba College	3.000	12/01/2009	10.27	$42
230	Elizabeth City State University	3.000	10/01/2017	10.02	164
288	Saint Mary’s College	3.000	06/01/2020	10.14	191
75	University of North Carolina	3.000	01/01/2008	9.50	72
	OHIO
15	Rio Grande College	3.000	03/30/2009	10.93	14
102	University of Steubenville	3.125	04/01/2010	10.98	91
435	Wittenberg University	3.000	05/01/2015	10.76	330
146	Wittenberg University	3.000	11/01/2017	10.39	103
7	Wooster Business College	3.000	03/30/2009	10.88	7
	OREGON
499	George Fox College	3.000	07/01/2018	10.64	344
51	Linfield College	3.000	10/01/2017	10.44	36
	PENNSYLVANIA
278	Albright College	3.000	11/01/2015	10.23	212
60	Carnegie-Mellon University	3.000	05/01/2009	10.73	56
615	Carnegie-Mellon University	3.000	11/01/2017	10.51	437
640	Drexel University	3.500	05/01/2014	10.53	517
260	Gannon University	3.000	11/01/2011	10.49	218
146	Gannon University	3.000	12/01/2022	10.13	89
129	Lycoming College	3.625	05/01/2014	10.64	103
185	Lycoming College	3.750	05/01/2015	10.62	145
96	Moravian College	3.375	11/01/2012	10.52	79
1,728	Philadelphia College of Art	3.000	01/01/2022	10.62	1,071
310	Saint Vincent College	3.500	05/01/2013	10.86	253
175	Seton Hill College	3.625	11/01/2014	10.53	136
780	Villanova University	3.000	04/01/2019	10.70	525
246	York Hospital	3.000	05/01/2020	10.64	163
	SOUTH CAROLINA
1,237	Benedict College	3.000	11/01/2020	10.36	804
130	Morris College	3.000	11/01/2009	10.53	116
	TENNESSEE
198	Cumberland University	3.000	08/01/2017	10.52	136
129	Hiwassee College	3.000	09/15/2018	10.58	88
	TEXAS
205	Houston Tillotson College	3.500	04/01/2014	10.90	162
1,295	Southwest Texas State University	3.000	10/01/2015	9.51	992
817	Stephen F. Austin State University	3.375-3.500	10/01/2012	9.57	685
141	Texas A & I University	3.000	07/01/2009	9.57	127
245	Texas Southern University	3.500	04/01/2013	10.45	201
433	University of Saint Thomas	3.000	10/01/2019	10.41	287

The accompanying notes are an integral part of the schedule.

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)

	VERMONT
$79	Champlain College	3.000	12/01/2013	10.19	$62
874	Saint Michael’s College	3.000	05/01/2013	10.60	708
55	Vermont State College	3.000	06/01/2008	9.02	51
132	Vermont State College	3.000	07/01/2014	9.30	104
	VIRGINIA
365	James Madison University	3.000	06/01/2009	10.49	323
278	Lynchburg College	3.750	05/01/2015	10.64	221
415	Lynchburg College	3.000	05/01/2018	10.68	291
173	Mary Baldwin College	3.375	05/01/2012	10.68	147
370	Marymount University	3.000	05/01/2016	10.52	274
2,038	Norfolk State University	3.000	12/01/2021	9.77	1,322
75	Randolph-Macon College	3.000	05/01/2010	10.72	67
254	Saint Paul’s College	3.000	11/01/2014	10.56	197
942	Virginia Commonwealth University	3.000	06/01/2011	10.01	789
53	Virginia Wesleyan College	3.000	11/01/2009	10.54	48
58	Virginia Wesleyan College	3.000	11/01/2010	10.51	50
	WASHINGTON
60	Seattle University	3.000	11/01/2008	10.55	56
	WEST VIRGINIA
116	Bethany College	3.375	11/01/2012	10.54	97
170	Bethany College	3.000	11/01/2017	10.40	119
225	Bethany College	3.000	11/01/2012	10.40	186
	WISCONSIN
248	Carroll College	3.750	03/01/2015	10.93	191
315	Marian College	3.000	10/01/2016	10.45	226
	DISTRICT OF COLUMBIA
1,937	Georgetown University	3.000	11/01/2020	10.36	1,258
5,080	Georgetown University	4.000	11/01/2020	10.52	3,494

The accompanying notes are an integral part of the schedule.

Outstanding Principal Balance		Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)

		PUERTO RICO
$8		Inter American University of Puerto Rico	3.000	09/01/2007	10.66	$8
1,456		Inter American University of Puerto Rico	3.000	01/01/2017	10.94	1,035
639		University of Puerto Rico, Rio Piedras Campus	3.000	06/01/2011	9.39	543
60,812		Total College and University Loans				44,443

		Allowance for Loan Losses				832

		Net Loans of the Trust				43,611

		INVESTMENT AGREEMENTS (14.5%)
1,092		JPMorgan Chase Bank - Liquidity Fund	7.750	06/01/2018	7.750	1,092
6,312		JPMorgan Chase Bank - Revenue Fund	7.050	06/01/2018	7.050	6,312
7,404		Total Investment Agreements				7,404
$68,216	(B)	Total Investments (100.0%)				$51,015

(A)  Represents the rate of return based on the contributed cost and the amortization to maturity.

(B)  The tax basis of the Investments is approximately $68,216,000

The accompanying notes are an integral part of the schedule.

ITEM 2.  CODE OF ETHICS

Not applicable to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $90,000

Fiscal year ended 2006 - $85,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $0

Fiscal year ended 2006 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $0

Fiscal year ended 2006 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $62,000

-$42,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$5,000 out of pocket expenses.

Fiscal year ended 2005 - $60,000

-$40,000 in connection with Accountants’ Reports on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture;

-$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures relating to the Trust’s Servicing Agreement;

-$5,000 out-of-pocket expenses;

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12.  EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1) Code of ethics or amendments: not applicable to the registrant.

(2) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3) Annual Compliance Statement of the Servicer, Capmark Finance, is attached.

(4) Report on Compliance with minimum Master Servicing Standards is attached.

(5) Capmark reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         College and University Facility Loan Trust Two

By (Signature and Title)          /s/ James Byrnes     Vice President

Date         February 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /s/ James Byrnes     Vice President

Date         February 8, 2008